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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of report: March 22, 2005

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                001-16587              58-1597246
        (State or Other         (Commission File        (I.R.S. Employer
        Jurisdiction of               Number)             Identification
         Incorporation)                                      Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Section 2 Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

          (a) On March 16, 2005, Brantley Partners, IV, L.P. ("Brantley IV") loaned Orion HealthCorp ("Orion") an aggregate of $1,025,000. It is anticipated that Brantley Capital Corporation ("Brantley Capital") will loan Orion an additional $225,000. The loans will bear simple interest at a rate of 9% per annum. Principal and interest will be payable in full upon maturity of the respective loans, which will be the first anniversary of the date of the loan. The loans are subordinate to all of Orion's other indebtedness for borrowed money and rank pari passu with Orion's unsecured trade payables. Paul H. Cascio, the Chairman of the Board of Directors of Orion, and Michael
          J. Finn, a director of Orion, are affiliates of Brantley IV and Brantley Capital. Additionally, Brantley IV and Brantley Capital are principal stockholders of Orion and, together, hold approximately 50.9% of the outstanding voting stock of Orion.

          Additionally, as part of this transaction, Orion will enter into an agreement with Healthcare Business Credit Corporation whereby its $4,000,000 secured two-year revolving credit facility will be reduced by the amount of the loans from Brantley IV and Brantley Capital to $2,750,000.

          The parties are currently negotiating the definitive transaction agreements with respect to the loans. Attached is a copy of the press release issued on March 22, 2005, by Orion regarding the loans.

Section 3 Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

          On March 16, 2005, Orion received a letter from the American Stock Exchange notifying Orion that it does not meet the Exchange's continued listing standards because Orion is not in compliance with Sections 134 and 1101 of the Amex Company Guide. The non-compliance results from the failure to file an amended Form 8-K containing pro forma financial information regarding the Company's restructuring that resulted in the acquisition of Integrated Physician Solutions, Inc., Dennis Cain Physician Solutions, Inc., and Medical Billing Services, Inc. The pro forma financial statements were required to be filed within 75 days of completion of the restructuring or by March 2, 2005.

          Orion believes that by filing the pro forma financial information, which was filed on March 22, 2005, it has now complied with the Exchange rules that resulted in issuance of the Exchange's deficiency letter on March 16.

          Attached is a copy of a press release issued on March 22, 2005, by Orion regarding the Exchange action. Also attached is a copy of the Exchange's March 16 letter to the Company.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit          Description

3.01 Letter from James P. Mollen, Director - Listing Qualifications, American Stock Exchange, to Stephen H. Murdock, Orion HealthCorp, Inc. (March 16, 2005)

99.1             Copy of press release issued by the Company on March 22, 2005

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ORION HEALTHCORP, INC.


                                                    By:  /s/ Stephen H. Murdock
                                                         -----------------------
                                                         Stephen H. Murdock
                                                         Chief Financial Officer

Date: March 22, 2005

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                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
------   -----------------------

3.01 Letter from James P. Mollen, Director - Listing Qualifications, American Stock Exchange, to Stephen H. Murdock, Orion HealthCorp, Inc. (March 16, 2005)

99.1     Copy of press release issued by the Company on March 22, 2005.